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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2005


                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


 PENNSYLVANIA                       0-29255                      23-2767197
--------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



                               FASTNET CORPORATION
                               -------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

As previously disclosed, on June 10, 2003, FN Estate, Inc. (f/k/a Fastnet Corporation) (the "Company") and on June 13, 2003, each of its subsidiaries (excluding the Company's wholly-owned subsidiary "DASLIC", a Delaware Holding Company) (Fastnet and such subsidiaries are sometimes referred to herein as the "Debtors") filed respective voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in Jointly Administered Case No. 03-23143 in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court").

Also, as reported in the Company's Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission, the Debtors have sold substantially all of their assets as a result of several transactions completed pursuant to the provisions of the United States Bankruptcy Code on and between December 15, 2003 and May 4, 2004.

A Bankruptcy Court hearing was held on January 27, 2005, to determine the adequacy of the Disclosure Statement to Accompany Joint Plan of Liquidation Dated December 30, 2004 (the "Disclosure Statement") and the Disclosure Statement for Holders of Equity Interests to Accompany Joint Plan of Liquidation Dated December 30, 2004 (the "Equity Holder Disclosure Statement"). By Order dated February 1, 2005, the Bankruptcy Court, among other things, (i) approved the Disclosure Statement and the Equity Holder Disclosure Statement, (ii) scheduled March 4, 2005, as the last day to file objection to confirmation of the First Amended Joint Plan of Liquidation Dated December 30, 2004 (the "Plan"), as filed with the Bankruptcy Court on January 27, 2005, and (iii) scheduled a hearing for March 24, 2005, to consider confirmation of the Plan. The Disclosure Statement, the Equity Holder Disclosure Statement and the Plan were attached as exhibits to Form 8-K filed with the United States Securities and Exchange Commission by the Company on December 30, 2004.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on November 14, 2003, the Company sought a no-action position from the Staff of the Securities and Exchange Commission that would permit the Company to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not officially granted the request. Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, the Company files herewith as Exhibits, 99.1, 99.2 and 99.3 its monthly operating reports for the periods commencing October 1, 2004 and ended October 31, 2004, commencing November 1, 2004 and ended November 30, 2004, and commencing December 1, 2004 and ended December 31, 2004 (collectively, the "Monthly Operating Reports"), which were filed with the Bankruptcy Court on February 18, 2005.

THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE MONTHLY OPERATING REPORTS ARE LIMITED IN SCOPE, COVER LIMITED TIME PERIODS, AND ARE IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE OPERATING REPORTS ARE COMPLETE.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


         Exhibit No.       Description of Document
         -----------       -----------------------

             99.1 Monthly Operating Report for the Period October 1, 2004 to October 31, 2004.

             99.2 Monthly Operating Report for the Period November 1, 2004 to November 30, 2004.

             99.3 Monthly Operating Report for the Period December 1, 2004 to December 31, 2004.




                                       2
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FN ESTATE, INC.
                                        (Registrant)


Date: February 18, 2005                 By: /s/ R. Barry Borden
                                            -----------------------------
                                            R. Barry Borden
                                            Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit
Number            Document Description
------            --------------------

99.1              Monthly Operating Report For The Period October 1, 2004 to
                  October 31, 2004.

99.2 Monthly Operating Report For The Period November 1, 2004 to November 30, 2004.

99.3 Monthly Operating Report For The Period December 1, 2004 to December 31, 2004.